Rydex Variable Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated February 23, 2026

to the currently effective Rydex Variable Trust Statutory Prospectus dated May 1, 2025,

as supplemented from time to time (the “Prospectus”)

This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

On February 23, 2026, The Bank of New York Mellon, located at 240 Greenwich Street, New York, New York 10186, replaced MUFG Investor Services (US) LLC as transfer agent to Rydex Variable Trust.

In view of the foregoing, the Prospectus is revised as follows:

The mailing address for Guggenheim Investments is replaced with the following in each instance in which it appears in the section titled “For More Information”:

Guggenheim Investments

PO Box 534493

Pittsburgh, PA 15253-4493

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Please retain this supplement for future reference.

SUPP-BNY-RVIT-0226x0526

Rydex Variable Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated February 23, 2026

to the currently effective Rydex Variable Trust Statement of Additional Information dated May 1, 2025, as supplemented from time to time (the “SAI”)

This supplement provides updated information beyond that contained in the SAI and should be read in conjunction with the SAI.

On February 23, 2026, The Bank of New York Mellon (“BNY”), located at 240 Greenwich Street, New York, New York 10286, replaced MUFG Investor Services (US), LLC (“MUIS”) as administrative/accounting agent and transfer agent to each series (each, a “Fund” and collectively, the “Funds”) of Rydex Variable Trust (the “Trust”).

Pursuant to a Fund Accounting and Administration Agreement with the Trust, as may be amended and/or restated time to time, BNY performs administrative functions and bookkeeping, accounting and pricing functions for the Funds. For these services, BNY receives a fee, accrued daily and paid monthly, based on average daily net assets of the Funds, subject to a minimum fee per year. The Funds also reimburse BNY for certain out-of-pocket expenses.

Additionally, pursuant to a Transfer Agency and Shareholder Services Agreement with the Trust, as may be amended and/or restated time to time, BNY performs all shareholder servicing functions, including processing purchase and redemption transactions, processing transfer and exchanges, maintenance of shareholder accounts, answering inquiries, supporting the mailing and e-delivery of shareholder communications, and acting as the dividend disbursing agent.

In view of the foregoing, references to MUIS as administrative/accounting agent and transfer agent to the Funds are hereby replaced with BNY as context requires.

In addition, references in the SAI to the telephone number 301.296.5100 are hereby deleted. For requests or inquiries by telephone, please call 1-800-820-0888.

Please retain this supplement for future reference.

SUPP-BNY-RVIT1-0226x0526